LOAN PURCHASE AGREEMENT


          This Loan Purchase Agreement (the "Agreement") is made as of
_________, 199_, by and among [                          , a Delaware
                               __________________________
Corporation (the "Seller")], IndyMac ABS, Inc., a Delaware corporation (the
"Company"), and [                      ] 199_-__ (the "Issuer"), a
                 ______________________                            ___________
                 .
_________________

Section 1.     Representations and Warranties.
               ______________________________

          1.   Representations and Warranties of all Parties.
               _____________________________________________
The Company, the Seller and the Issuer, each as to itself and not the other, hereby represents, warrants and agrees that:

          (a)  Authorization.  The execution, delivery and performance of
               _____________
this Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.

          (b)  No Conflict.  The execution, delivery and performance of this
               ___________
Agreement will not violate or conflict with (i) its charter, bylaws or trust agreement, (ii) any resolution or other corporate action by it, (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and (iv) will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Original Mortgage Loans.

          (c)  Binding Obligation.  This Agreement has been duly executed by
               __________________
it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

Section 2.     Additional Representations, Warranties and
               __________________________________________
               Agreements of the Seller and the Company.
               ________________________________________

          (a) The Seller represents and warrants to, and agrees with, the Company and the Issuer that (i) the Seller has good and valid title to the [home equity] loans identified in [Schedule __ to] the Indenture (the "Loans") free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims; and (ii) upon transfer to the Company, the Company will receive good, valid and marketable title to all of the Loans, free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

          (b) The Company represents and warrants to, and agrees with, the Issuer that upon transfer of the Loans from Seller to the Company, it will have good and valid title to the Loans free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims, and, upon transfer to the Issuer, the Issuer will receive good, valid and marketable title to all of the Loans, free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

Section 3.     Conveyance of Loans.
               ___________________

          The Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Company, without recourse, all of the Seller's right, title and interest in and to (a) the Loans, including the Related Documents and all interest and principal [received or receivable] [due] on or with respect to the Loans after the Cut-off Date [and all interest and principal payments on the Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter,][but not including payments of interest and principal [due and payable] [received or receivable] on the Loans on or before the Cut-off Date,] and all other proceeds received in respect of such Loans, (b) the Seller's rights under the Master Servicing Agreement, (c) the Insurance Policies, (d) all cash, instruments or other property held or required to be deposited in the Collection Account or the Payment Account,
(e) all Additional Balances and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. On or prior to the Closing Date, the Seller shall deliver to the Company or, at the Company's direction, to the Trustee or other designee of the Company, the Trustee Loan File for each Mortgage Loan. Such delivery of the Trustee Loan Files shall be made against payment by the Company of the purchase price, previously agreed to by the Seller, for the Loans.

          The Company, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer, without recourse, all of the Company's right, title and interest in and to (a) the Loans, including the Related Documents and all interest and principal [received or receivable] on or with respect to the Loans after the Cut-Off Date [and all interest and principal payments on the Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter,] [but not including payments of interest and principal [due and payable] [received or receivable] on the Loans on or before the Cut-off Date,] and all other proceeds received in respect of such Loans, (b) the Company's rights under the Master Servicing Agreement,
(c) the Insurance Policies, (d) all cash, instruments or other property held or required to be deposited in the Collection Account or the Payment Account,
(e) all Additional Balances and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. On or prior to the Closing Date, the Company shall deliver, or cause to be delivered, to the Indenture Trustee the Trustee Loan Files for each Mortgage Loan. [Such delivery of the Trustee Loan Files shall be made against delivery by (i) the Indenture Trustee of the Senior Bonds and the Subordinated Bonds and (ii) the Issuer of the Investor Certificate, in each case to or upon the order of the Company.]

Section 4.     Intention of Parties.
               ____________________

          It is the express intent of the parties hereto that the conveyance
(i) of the Loans by the Seller to the Company and (ii) of the Loans by the Company to the Issuer each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the granting party, or if for any other reason this Agreement is held or deemed to create a security interest in the Loans, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of ________ and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by the Seller to the Company or (ii) by the Company to the Issuer of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

          The Seller, the Company and the Issuer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Seller and the Company shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned hereunder.

Section 5.     Miscellaneous.
               _____________

          (a)  Amendments, Etc.  No rescission, modification, amendment,
               ________________
supplement or change of this Agreement shall be valid or effective unless in writing and signed by all of the parties to this Agreement.

          (b)  Binding Upon Successors, Etc.  The provisions of this
               _____________________________
Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective legal representatives, heirs, successors or assigns.

          (c)  Counterparts.  This Agreement may be executed in two or more
               ____________
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (d)  Governing Law.  This Agreement shall be governed by and
               _____________
construed in accordance with the laws of the State of New York.

          (e)  Headings.  The headings of the several parts of this Agreement
               ________
are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

          (f)  Authorization.  The Company, pursuant to Section 6.03 of the
               _____________
Trust Agreement, dated as of _______ __, 199_, between the Owner Trustee and the Company, as Depositor, hereby authorizes and directs the Owner Trustee to enter into this Agreement.

          (g)  Definitions.  Capitalized terms not otherwise defined herein
               ___________
have the meanings ascribed to such terms in the Indenture dated as of _________, 199_ between the Issuer and ___________________________ _______, as owner trustee.

     IN WITNESS WHEREOF, each party has caused this Loan Purchase Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.


                         [                                      ]
                          ______________________________________


                         By:
                              Name:
                              Title:



                         INDYMAC ABS, INC.


                         By:
                              Name:
                              Title: